Exhibit 99.2

        Audited Financial Statements of CH Medical, Inc. and Subsidiaries

                                CH MEDICAL, INC.
                                AND SUBSIDIARIES

                        ---------------------------------

                        CONSOLIDATED FINANCIAL STATEMENTS
                               OF CH MEDICAL, INC.
                            AND SUBSIDIARIES FOR THE
                           YEAR ENDED AUGUST 31, 1997
                            AND FOR THE THREE MONTHS
                             ENDED NOVEMBER 30, 1997

                     CH MEDICAL, INC. AND SUBSIDIARIES

                                    CONTENTS


REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS .......................     3

CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEAR ENDED AUGUST 31, 1997
    Statements of net assets .............................................     4
    Statements of income .................................................     5
    Statements of cash flows..............................................     6
    Summary of accounting policies .......................................   7-9
    Notes to financial statements......................................... 10-12

CONSOLIDATED FINANCIAL STATEMENTS FOR THE THREE MONTHS ENDED NOVEMBER 30,
1997 (UNAUDITED)
    Statement of net assets...............................................    13
    Statement of income...................................................    14
    Statement of cash flows...............................................    15
    Summary of accounting policies........................................ 16-17
    Notes to financial statements......................................... 18-19

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Shareholder and Directors
CH Medical, Inc. and Subsidiaries

     We have audited the accompanying consolidated statements of net assets of CH Medical, Inc. and Subsidiaries (the "Company") as of August 31, 1997 and 1996 and the related consolidated statements of income and cash flows for each of the three years in the period ended August 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the net assets of CH Medical, Inc. and Subsidiaries at August 31, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended August 31, 1997 in conformity with generally accepted accounting principles.


                                                    BDO Seidman, LLP

December 12, 1997
Dallas, Texas

                     CH MEDICAL, INC. AND SUBSIDIARIES

                   CONSOLIDATED STATEMENTS OF NET ASSETS

                                                                                       AUGUST 31,
                                                                              --------------------------
                                                                                 1997              1996
                                                                              --------          --------
ASSETS

Current
  Cash and cash equivalents..............................................     $    307,080     $ 297,473
  Accounts receivable trade, net of allowance for doubtful
    accounts of $1,072,353 and $1,373,268, in 1997 and 1996,
    respectively (Note 3) ...............................................        7,149,520     5,471,764
  Accounts receivable other..............................................               --        91,876
  Inventories (Notes 1 and 3)............................................        4,226,283     2,722,507
  Other..................................................................          200,427        81,515
  Intercompany income tax receivable due from CH Industries..............          576,637            --
                                                                               -----------  ------------
Total current assets.....................................................       12,459,947     8,665,135
                                                                               -----------  ------------

Accounts receivable long-term............................................          859,660            --
Net property and equipment (Notes 2, 3 and 5)............................        5,457,197     5,001,237
Other assets.............................................................           62,446        58,765
                                                                               -----------  ------------
                                                                               $18,839,250   $13,725,137
                                                                               ===========  ============
LIABILITIES

Current
  Accounts payable ......................................................         $983,434      $ 95,279
  Accrued expenses.......................................................          685,343       446,825
  Income taxes payable ..................................................          117,000            --
  Current maturities of obligations under capital lease..................               --         6,118
  Dealer deposits........................................................           25,470        25,470
  Revolving line of credit (Note 3)......................................        4,181,663     1,934,837
  Other liabilities......................................................          458,891         1,618
                                                                               -----------  ------------
Total current liabilities................................................        6,451,801     2,510,147
                                                                               -----------  ------------


Note payable to officer..................................................          285,315       399,337
Income taxes payable (Note 7)............................................               --       499,911
Deferred income taxes (Note 7)...........................................          338,442       264,496
Other liabilities........................................................          127,000            --
                                                                               -----------  ------------
Total liabilities........................................................        7,202,558     3,673,891
                                                                               -----------  ------------

Commitments and contingencies (Note 6)...................................
                                                                               -----------  ------------
Net assets ..............................................................      $11,636,692   $10,051,246
                                                                               ===========  ============



See accompanying summary of accounting policies, notes to consolidated financial statements and independent auditors' report.

                     CH MEDICAL, INC. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF INCOME

                                                                                               YEAR ENDED AUGUST 31,
                                                                                -----------------------------------------------
                                                                                1997                1996                   1995
                                                                                ----                ----                   ----
NET RENTAL AND SALES .....................................................    $26,710,137         22,711,898        $19,385,404
RENTAL EXPENSES AND COST OF GOODS SOLD ...................................     11,599,013          8,344,227          8,043,952
                                                                             ------------       ------------      -------------
GROSS PROFIT..............................................................     15,111,124         14,367,671         11,341,452
                                                                             ------------       ------------      -------------

OPERATING EXPENSES (NOTE 4):
    Selling expenses .....................................................      4,005,107          3,857,026          2,514,278
    Depreciation .........................................................      1,739,735          1,166,054            946,801
    General and administrative expenses including
     $348,708, $455,633 and $401,729 to related
     parties (Note 5).....................................................      7,692,257          6,137,383          4,455,563
                                                                             ------------       ------------      -------------
TOTAL OPERATING EXPENSES..................................................     13,437,099         11,160,463          7,916,642
                                                                             ------------       ------------      -------------
OPERATING INCOME .........................................................      1,674,025          3,207,208          3,424,810
                                                                             ------------       ------------      -------------
OTHER INCOME (EXPENSE):
    Other income .........................................................        442,898            526,738            125,814
    Interest..............................................................       (245,000)           (96,394)           (34,344)
    Litigation settlement.................................................       (250,000)                --                 --
                                                                             ------------       ------------      -------------
TOTAL OTHER INCOME (EXPENSE)..............................................        (52,102)           430,344             91,470
                                                                             ------------       ------------      -------------
INCOME BEFORE INCOME TAXES................................................      1,621,923          3,637,552          3,516,280

INCOME TAXES (NOTE 7).....................................................        616,330          1,382,270          1,336,186
                                                                             ------------       ------------      -------------
NET INCOME................................................................     $1,005,593         $2,255,282         $2,180,094
                                                                             ============       ============      =============

See accompanying summary of accounting policies, notes to consolidated financial statements and independent auditors' report.

                     CH MEDICAL, INC. AND SUBSIDIARIES

                   CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                                               YEAR ENDED AUGUST 31,
                                                                                -----------------------------------------------
                                                                                1997                1996                   1995
                                                                                ----                ----                   ----
OPERATING ACTIVITIES:
  Net income .........................................................      $1,005,593          $2,255,282           $2,180,094
  Adjustments to reconcile net income to cash provided by operating activities:
      Depreciation ...................................................       1,739,735           1,166,054              946,801
      Loss on disposition of fixed assets.............................              --                  58              893,824
      Deferred taxes .................................................          73,946             106,123              219,178
      Provision for bad debt..........................................         170,000           1,119,384                   --
      Changes in operating assets and liabilities:
        Accounts receivable trade ....................................      (2,236,501)         (3,727,898)             207,512
        Accounts receivable other ....................................          91,876             (91,876)              87,148
        Inventories ..................................................      (1,503,776)           (318,261)            (466,436)
        Other assets..................................................        (695,549)            128,767             (212,430)
        Accounts payable..............................................         888,155            (200,808)              80,689
        Accrued expenses..............................................         238,518            (242,215)             531,705
        Income taxes payable..........................................        (382,911)           (591,220)             169,183
        Other liabilities.............................................         334,273             (13,366)               8,866
                                                                          ------------        ------------       --------------
Cash provided by (used in) operating activities.......................        (276,641)           (409,446)           3,846,134
                                                                          ------------        ------------       --------------

CASH USED IN INVESTING ACTIVITIES
  Capital expenditures................................................      (1,840,438)         (2,144,190)          (2,226,921)
                                                                          ------------        ------------       --------------

FINANCING ACTIVITIES:
  Net borrowing (repayments) under note payable officer................       (114,022)            399,337                   --
  Principal payments on obligations under capital lease................         (6,118)            (48,870)             (86,092)
  Net borrowings (repayments) under revolving line of credit...........      2,246,826           1,769,873             (846,764)
                                                                          ------------        ------------       --------------
Cash provided by (used in) financing activities........................      2,126,686           2,120,340             (932,856)
                                                                          ------------        ------------       --------------

Net increase (decrease) in cash and cash
  equivalents .........................................................          9,607            (433,296)             686,357
Cash and cash equivalents at beginning of year.........................        297,473             730,769               44,412
                                                                          ------------        ------------       --------------
Cash and cash equivalents at end of year...............................       $307,080            $297,473             $730,769
                                                                          ============        ============       ==============


See accompanying summary of accounting policies, notes to consolidated financial statements and independent auditors' report.

                     CH MEDICAL, INC. AND SUBSIDIARIES

                      SUMMARY OF ACCOUNTING POLICIES

DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

     The statements of net assets, income and cash flows relate to the operations of CH Medical, Inc. and Subsidiaries (the "Company"). The Company is engaged in the manufacture, sale and rental of special care hospital beds and associated acute care air support therapy systems. These financial statements are prepared pursuant to a letter of intent between CH Industries and MEDIQ ("MEDIQ") Incorporated whereby the net operating assets of CH Medical, Inc. will be acquired by MEDIQ.

     During the period covered by the financial statements, the Company's operations were conducted as an integral part of CH Industries overall operations, and separate financial statements were not prepared for the Company. These financial statements have been prepared from CH Industries' historical accounting records. The financial statements also include various allocated costs and expenses as described herein, which are not necessarily indicative of the costs and expenses which would have resulted if the Company had been operated as a separate entity. In addition, the Company was allocated a portion of CH Industries line of credit and related interest based on the ratio of debt to certain assets. Therefore, the statements of net assets, income and cash flows may not be indicative of the financial position and the results of operation that would have resulted if the Company were operated on a stand alone basis. All of the allocations and estimates reflected in the financial statements are based on assumptions that management believes reasonable under the circumstances.

     Certain expenses, consisting primarily of costs related to certain employees, the shareholder and related parties of the Company, and other non-operating items have been excluded from the financial statements presented, as they are not indicative of the net operating assets and liabilities nor the operations to be acquired under the Letter of Intent.

PRINCIPLES OF CONSOLIDATION

     The accompanying consolidated financial statements include the accounts of CH Medical, Inc. and the following wholly-owned subsidiaries:

     Cardio Systems International, Inc.

     Cardio Systems Manufacturing, Inc.

     Cardio Systems -- Austin, Ltd.

     Cardio Systems -- Dallas, Ltd.

     Cardio Systems -- Atlanta, Inc.

     Cardio Systems -- Chattanooga, Inc.

     Cardio Systems -- Chicago, Inc.

     Cardio Systems -- Fort Myers, Inc.

     Cardio Systems -- Kansas City, Inc.

     Cardio Systems -- Memphis, Inc.

     Cardio Systems -- Miami, Inc.

     Cardio Systems -- Oklahoma City, Inc.

     Cardio Systems -- Sacramento, Inc.

     Cardio Systems -- Tampa, Inc.

     Cardio Systems North America Dealer Corporation, Inc.

     Cardio Systems Operations, Inc.

     Cardio Systems Partners, Inc.

     Cardio Systems Sales, Inc.

     Cardio Systems of Texas -- Austin, Inc.

     Cardio Systems of Texas -- Dallas, Inc.

     SCD Industries, Inc.

     Special Care Delivery, Inc.

                       CH MEDICAL, INC. AND SUBSIDIARIES

                         SUMMARY OF ACCOUNTING POLICIES


     All significant intercompany transactions and balances have been eliminated in consolidation.

REVENUE RECOGNITION

     Service and rental revenue are recognized as services are rendered. Sales and other revenue are recognized when products are shipped.

CASH AND CASH EQUIVALENTS

     The Company considers all highly liquid investments with an original maturity of ninety days or less to be cash equivalents.

INVENTORIES

     Inventories are stated at the lower of cost (first-in, first-out) or market (net realizable value). Costs include material, labor and manufacturing overhead costs. Inventory expected to be converted into equipment for short-term rental has been reclassified to property, plant and equipment.

PROPERTY, PLANT AND EQUIPMENT

     Property, plant and equipment are stated at cost. Betterments which extend the useful life of the equipment are capitalized.

DEPRECIATION AND AMORTIZATION

     Depreciation on property, plant and equipment is calculated on the straight- line method over the estimated useful lives (thirty to forty years for the buildings and between three and ten years for most of the Company's other property and equipment) of the assets.

INCOME TAXES

     The Company recognizes certain transactions in different time periods for financial reporting and income tax purposes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. The provision for deferred income taxes represents the change in deferred income tax accounts during the year.

USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

LONG LIVED ASSETS

     In accordance with Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of," management reviews long-lived assets and intangible assets for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be fully recoverable. As part of the assessment,

                       CH MEDICAL, INC. AND SUBSIDIARIES

                         SUMMARY OF ACCOUNTING POLICIES

management analyzes the undiscounted cash flows for each product that has significant long-lived or intangible asset values associated with it. This analysis for the asset values as of August 31, 1997 indicated there was no impairment to these assets' carrying values.

NEW ACCOUNTING PRONOUNCEMENTS

     Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS No. 130") is effective for financial statements with fiscal years beginning after December 15, 1997. Earlier application is permitted. SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. The Company has yet to determine the preferred format for presenting this information.

                     CH MEDICAL, INC. AND SUBSIDIARIES

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



1. INVENTORIES

     Inventories are summarized as follows:

                                                            AUGUST 31,
                                                  -------------------------
                                                     1997           1996
                                                  ----------    -----------
Raw materials. . . . . . . . . . . . . . . . . .    $292,878       $139,589
Work-in-process. . . . . . . . . . . . . . . . .   2,835,748      2,252,633
Finished goods . . . . . . . . . . . . . . . . .   1,097,657        330,285
                                                  ----------    -----------
Total. . . . . . . . . . . . . . . . . . . . . .  $4,226,283     $2,722,507
                                                  ==========    ===========

2. PROPERTY AND EQUIPMENT

     Property and equipment consist of the following:


                                                            AUGUST 31,
                                                  -------------------------
                                                     1997           1996
                                                  ----------    -----------

Rental medical equipment . . . . . . . . . . .   $10,067,172     $8,300,665
Machinery and equipment. . . . . . . . . . . .       463,336        450,381
Office equipment . . . . . . . . . . . . . . .       505,206        230,419
Building and improvements. . . . . . . . . . .       216,933        174,790
Vehicles . . . . . . . . . . . . . . . . . . .        89,142         89,142
Land . . . . . . . . . . . . . . . . . . . . .         8,536          8,536
                                                 -----------   ------------
Total cost . . . . . . . . . . . . . . . . . .    11,350,325      9,253,933
Accumulated depreciation . . . . . . . . . . .    (5,893,128)    (4,252,696)
                                                 -----------   ------------
Net property and equipment . . . . . . . . . .    $5,457,197     $5,001,237
                                                 ===========   ============

3. LINE OF CREDIT

     CH Industries has a $7,000,000 revolving line of credit with a bank which expires January 5, 1998. The interest rate is at the 30-day LIBOR rate plus 2.25 percent. The Company has been allocated a portion of the line of credit based on the ratio of debt to certain assets. At August 31, 1997, the Company's interest rate was 7.9375 percent. The outstanding borrowings are secured by CH Industries' accounts receivable, inventories (including those of the Company) and the guarantee of the parent's stockholder. Certain financial covenants exist related to CH Industries total debt ratio, tangible net worth, working capital, capital expenditures and additional debt.

4. OPERATING EXPENSES AND OTHER ALLOCATED EXPENSES

     All operating expenses are allocated to the Company using procedures deemed appropriate to the nature of the expenses involved. The procedures utilize various allocation bases such as relative investment and number of employees, and direct effort expended. Interest expense is determined at the corporate level based on the consolidated indebtedness of CH Industries and allocated to the Company on the basis of its proportionate share of certain assets of CH Industries. CH Industries management believes the allocations are reasonable, but they are not necessarily indicative of the costs that would have been incurred if the Company had been a separate entity.

                        CH MEDICAL, INC. AND SUBSIDIARIES

                         SUMMARY OF ACCOUNTING POLICIES


5. RELATED PARTY TRANSACTIONS

     The Company leases certain office space, warehouse facilities and equipment from its stockholder, CH Realty and CH Leasing, Ltd., a limited partnership controlled 99 percent by the stockholder. Rental expense for operating leases to affiliates was $348,708, $455,633, and $401,729 for the years ended August 31, 1997, 1996, and 1995, respectively.

6. COMMITMENTS

     The Company leases certain facilities and automobiles under operating leases expiring at various dates through 2004. Total rent expense under these operating leases was $1,137,356, $1,433,822, and $1,086,922 for the years ended August 31, 1997, 1996, and 1995. As of August 31, 1997, future net minimum lease payments under operating leases that have initial or remaining noncancellable terms in excess of one year are as follows:


                                           VEHICLES         FACILITIES         TOTAL
                                           --------         ----------       ---------
1998 . . . . . . . . . . . . . . . . . ..  $296,661          $565,410         $862,071
1999 . . . . . . . . . . . . . . . . . ..   307,553           352,083          659,636
2000 . . . . . . . . . . . . . . . . . ..   108,139           246,245          354,384
2001 . . . . . . . . . . . . . . . . . ..        --           246,245          246,245
2002 . . . . . . . . . . . . . . . . . ..        --           246,245          246,245
Thereafter . . . . . . . . . . . . . . ..        --           389,887          389,887
                                          ---------       -----------     ------------
Total minimum lease payments . . . . . ..  $712,353        $2,046,115       $2,758,468
                                          =========       ===========     ============

     Minimum payments to affiliates total $246,245 per annum through 2002 and $389,887 thereafter.

7. INCOME TAXES

     Federal, state and local income taxes are allocated based upon an effective tax rate of 38 percent for 1997, 1996, and 1995. The allocation approximates the results that would occur if the businesses were a separate taxpayer. The components of income tax expense are as follows:


                                                         YEAR ENDED AUGUST 31,
                                              ------------------------------------------------
                                                 1997                1996              1995
                                              ---------          -----------    --------------
Current expense. . . . . . . . . . . . . . .   $542,384           $1,276,147        $1,117,008
Deferred . . . . . . . . . . . . . . . . . .     73,946              106,123           219,178
                                             ----------          -----------     -------------
Total income taxes . . . . . . . . . . . . .   $616,330           $1,382,270        $1,336,186
                                             ==========          ===========     =============


     Deferred taxes result from temporary differences arising from differing methods of depreciation for tax and financial reporting purposes and from allowance for doubtful accounts not deductible for tax purposes.

     During the fiscal year ending August 31, 1995 the CH Industries applied with the Internal Revenue Service to change their method of accounting for tax purposes. The change is currently being reviewed by the Internal Revenue Service. As a result of the change, for tax purposes, an estimated amount of $300,000 will be subject to a four year payout.

                       CH MEDICAL, INC. AND SUBSIDIARIES

                         SUMMARY OF ACCOUNTING POLICIES


     Income tax expense differs from the amounts computed by applying the federal statutory rate of 34 percent primarily due to state income taxes.

8. SUPPLEMENTAL CASH FLOW INFORMATION

     Interest and income taxes paid during the year and allocated to the Company based on average outstanding debt and net income before taxes, respectively, were as follows:


                                                         YEAR ENDED AUGUST 31,
                                              ----------------------------------------------
                                                 1997                1996              1995
                                              -----------        -----------    ------------
Interest . . . . . . . . . . . . . . . . . . .   $226,900         $84,100            $35,600
                                              -----------      ----------       ------------
Income taxes . . . . . . . . . . . . . . . . . $1,500,000      $1,921,000         $1,040,000
                                              ===========      ==========       ============